UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8338

Western Asset Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102.

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 28, 2009

Western Asset Emerging Markets Floating Rate Fund Inc.

(EFL)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Report of independent registered public accounting firm	26

Board approval of management and subadvisory agreements	27

Additional information	32

Annual chief executive officer and chief financial officer certifications	38

Additional shareholder information	39

Dividend reinvestment plan	40

Important tax information	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion during the second quarter were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there was speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Western Asset Emerging Markets Floating Rate Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%. After cutting rates a total of 1.25%, from 4.25% to 3.00% in January 2008, the Fed lowered rates again in March and April to 2.00%. The Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II	Western Asset Emerging Markets Floating Rate Fund Inc.

During the twelve-month reporting period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true during much of the second half of the reporting period, as the turmoil in the financial markets and sharply falling stock prices often caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended February 28, 2009, two-year Treasury yields fell from 1.65% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.53% to 3.02%. Looking at the twelve-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 2.06%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the twelve months ended February 28, 2009. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008, as well as in February 2009. During those four months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34%, -9.75% and -3.78% respectively. Over the twelve months ended February 28, 2009, the Index returned -22.90%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the twelve months ended February 28, 2009, the EMBI Global returned -11.82%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure

Western Asset Emerging Markets Floating Rate Fund Inc.	III

Letter from the chairman continued

and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Special shareholder notice

On February 10, 2009, Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) announced that it would proceed with its plan to solicit the approval of Fund stockholders to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD”) under a proposed plan of reorganization previously approved by the Boards of Directors of both the Fund and ESD (the “Funds”) as announced on February 15, 2008. It is expected that a meeting of stockholders of the Fund will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 25, 2009 at 3:30 p.m. Eastern Standard Time for purposes of considering and voting upon the merger and other matters.

At the time of the Boards’ initial approval of the proposed merger, both Funds’ common shares traded at approximately the same level of discount

IV	Western Asset Emerging Markets Floating Rate Fund Inc.

to net asset value (“NAV”)vii per share. Subsequent to that approval but prior to the Fund’s ability to solicit stockholder approval, the Fund’s market price rose to a premium to its NAV that was sustained over a period of several months, while the common shares of ESD continued to trade at a discount to NAV. This was significant because, pursuant to the terms of the proposed merger, each common share of the Fund would convert into an equivalent dollar amount (to the nearest $0.001) of common shares of ESD, based on the NAV of each Fund calculated at 4:00 p.m. on the business day preceding the closing date of the merger. Stockholders of the Fund would have received an equivalent dollar amount of their shares’ NAV in a merger with ESD. However, since the Fund’s common shares were trading at a significant premium to NAV and common shares of ESD were trading at a discount to NAV, seeking a merger under those conditions would not have been advantageous to stockholders of the Fund.

Accordingly, the Boards of Directors approved a recommendation by the Funds’ investment manager and subadviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Western Asset Management Company (“Western Asset”), respectively, to delay the solicitation of stockholders of the Fund to seek their approval of the merger until such time as shares of the Funds were trading at a similar premium or discount to their NAV. This decision was announced by press release on May 27, 2008.

The Boards of Directors, LMPFA and Western Asset have continued to monitor the market prices of the Funds’ shares and, since December 2008, the discounts of the two Funds have become realigned. As of February 28, 2009, the Fund’s discount to NAV was 25.00% and ESD’s discount to NAV was approximately 25.31%. Based on a recommendation by LMPFA and Western Asset, the Boards of Directors of the Funds approved the plan to proceed with the solicitation of stockholders of the Fund to seek approval to merge the Fund with and into ESD. The stockholders of ESD are not required to approve the merger because of the comparative sizes of the two Funds. The merger is anticipated to occur as soon as practicable after obtaining stockholder approval.

In recommending the merger to each Board, LMPFA and Western Asset, respectively, cited the changing nature of emerging market debt issuance which has made it increasingly difficult to secure the floating-rate emerging market debt securities in which the Fund invests. The Board and management continue to believe that since ESD invests in a much broader range of emerging market debt securities, a merger would benefit the Fund’s stockholders by allowing them to continue to have exposure to emerging markets through a fund with more viable investment strategies. In addition, the Fund’s Board continues to believe that combining the two

Western Asset Emerging Markets Floating Rate Fund Inc.	V

Letter from the chairman continued

Funds could benefit the Fund’s stockholders by providing a lower operating expense ratio, enhanced market liquidity due to the increased number of shares outstanding of the combined fund and the potential for economies of scale. Stockholders of ESD may also benefit from an increase in assets and potential economies of scale.

In connection with the proposal to merge the Funds, the Fund has filed a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement/prospectus carefully, as it contains important information.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 27, 2009

VI	Western Asset Emerging Markets Floating Rate Fund Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

Western Asset Emerging Markets Floating Rate Fund Inc.	VII

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The managers believe attractive risk-adjusted returns can be achieved in the emerging markets debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The managers actively manage the portfolio which invests in various government and corporate issuers in emerging market countries. The managers also assimilate the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental and relative value views regarding emerging market country opportunities. In allocating among different countries, the following are some of the factors that are considered: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. The managers then select those individual securities that appear to them to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The managers engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the global bond markets experienced periods of unnerving volatility. In the U.S., changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	1

Fund overview continued

The yield on two- and ten-year Treasuries began the reporting period at 1.65% and 3.53%, respectively. After initially trading in a fairly narrow range, Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets led to an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was triggered by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively.

Due largely to the strong performance of Treasury securities, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, gained 2.06% during the twelve months ended February 28, 2009. In contrast, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned -11.82% over the same period. The emerging market debt asset class experienced a number of headwinds that negatively impacted its performance during the fiscal year. In particular, periods of increased risk aversion caused emerging market debt prices to decline as investors fled riskier assets for the relative security of U.S. Treasuries. This was particularly evident in the fall of 2008, as the EMBI Global returned -6.84% and -14.89%, respectively, during September and October 2008.

Another factor hurting the asset class was plunging commodity prices. Many emerging market countries are major commodity exporters of oil and metals, to name a few. Investors feared that falling prices would hurt these emerging market countries. While emerging market debt prices rallied from November 2008 though January 2009, they again weakened toward the end of the reporting period as signs of a deep and prolonged global recession took root and triggered another flight to quality.

Q. How did we respond to these changing market conditions?

A. We reduced the Fund’s positions in local currency debt during the second half of 2008. As of the end of the reporting period, the Fund’s exposure to local currency debt was less than half the level it was when the reporting

2	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

period began. We still see strong value in local currency bonds and believe that significant appreciation in a number of emerging market currencies is necessary before global imbalances are resolved. That said, we do not anticipate that this will occur in the current environment. We will look to increase the Fund’s exposure in local currency debt once systemic volatility subsides and a degree of normalcy returns to the global marketplace.

Performance review

For the twelve months ended February 28, 2009, Western Asset Emerging Markets Floating Rate Fund Inc. returned -17.52% based on its net asset value (“NAV”)v and -33.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned -11.82% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevi returned -21.48% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.86 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of February 28, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of February 28, 2009 (unaudited)

Price Per Share	12-MONTH TOTAL RETURN*
$9.72 (NAV)	-17.52%
$7.29 (Market Price)	-33.13%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. We had a preference for investment grade countries with strong policy flexibility, including Brazil. Relative to the benchmark, our overweight to Brazil had a positive impact on performance as Brazil performed much better in weathering the current storm than many of the riskier countries with less flexibility. Accordingly, we reduced the Fund’s exposure to a number of small (measured by bond market size) and highly volatile countries, including Ecuador and Ukraine. We felt the risks involved with these countries were too difficult to clearly define and preferred to focus on countries with more measurable vulnerabilities. Spreads in these countries widened significantly during the reporting period and the Fund’s modest underweight had a positive impact on relative performance. Finally, a small

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	3

Fund overview continued

overweight to Panama was a modest contributor to performance. The fundamentals remain relatively sound in Panama and prices held up better than many of its peers.

Q. What were the leading detractors from performance?

A. Prior to the reporting period, we had diversified the Fund’s portfolio into external corporate debt and away from sovereign debt as we found the former to be more attractively valued. This positioning detracted from performance as corporate debt underperformed due to increased investor risk aversion and numerous flights to quality over the reporting period. Corporate spreads had been tighter versus sovereigns due to their shorter durationsvii and better access to hard currency cash flows. While this characteristic has not changed, corporate debt suffered disproportionately and spreads widened significantly, finishing the period much wider than sovereigns. Issue selection within the corporate sector also detracted from performance. We focused exclusively on “essential industry,” the sectors of the economy that are integral to ongoing economic growth. Among others, this included the Banking sector, which we felt benefited from strong government support. However, U.S. Banking issues sold off along with their global counterparts.

The Fund was designed to invest in floating rate securities with limited interest rate risk. Floating rate securities have mostly credit risk. However, due to the ever-decreasing availability of emerging market floating rate bonds, we needed to simulate a floating rate portfolio by purchasing fixed-rate bonds and adding a swap overlay, thus reducing the duration of the Fund to less than one year, as is consistent with the Fund’s investment strategy. During the past twelve months, our interest rate swaps detracted from performance.

Finally, our currency exposure was a significant detractor from results. An allocation to the Brazilian real and Russian ruble and, to a lesser extent, the Turkish lira and Malaysian ringgit negatively impacted performance. Most currencies around the world, including hard currencies of other advanced economies, depreciated relative to the U.S. dollar on a flight to quality. We reduced most of the Fund’s currency positions and avoided further deterioration but this did not occur soon enough in many cases.

Looking for additional information?

The Fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEFLX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

4	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Floating Rate Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total investments) as of February 28, 2009 were: Sovereign Bonds (35.3%), Energy (26.9%), Financials (17.5%), Materials (8.5%) and Telecommunication Services (2.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

6	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Schedule of investments

February 28, 2009

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 58.3%
	Brazil — 6.0%
410,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	$381,300
	GTL Trade Finance Inc.:
150,000	7.250% due 10/20/17(a)	138,600
299,000	7.250% due 10/20/17(a)	275,777
250,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	234,375
	Vale Overseas Ltd., Notes:
361,000	8.250% due 1/17/34	358,059
1,362,000	6.875% due 11/21/36	1,180,309
	Total Brazil	2,568,420
	China — 0.3%
140,000	Galaxy Entertainment Finance Co. Ltd., 7.323% due 12/15/10(a)(b)	105,700
	Colombia — 0.2%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	91,000
	India — 0.1%
114,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(b)	61,900
	Kazakhstan — 2.6%
	ATF Capital BV:
130,000	9.250% due 2/21/14(a)	59,112
330,000	Senior Notes, 9.250% due 2/21/14(a)	150,150
	HSBK Europe BV:
310,000	7.250% due 5/3/17(a)	110,050
100,000	Senior Notes, 9.250% due 10/16/13(a)	44,487
970,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	685,530
310,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37(a)	48,050
	Total Kazakhstan	1,097,379
	Luxembourg — 1.1%
540,000	TNK-BP Finance SA, Senior Notes, 6.875% due 7/18/11(a)	478,921
	Mexico — 25.5%
	Axtel SAB de CV, Senior Notes:
317,000	7.625% due 2/1/17(a)	223,485
280,000	7.625% due 2/1/17(a)	196,700
100,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	98,500
	Pemex Project Funding Master Trust:
5,317,000	3.296% due 6/15/10(a)(b)(c)	5,111,232
570,000	3.296% due 6/15/10(a)(b)	550,050

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	7

Schedule of investments continued

February 28, 2009

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Mexico — 25.5% continued
		Senior Notes:
3,379,000		2.820% due 12/3/12(a)(b)	$2,905,940
2,110,000		2.820% due 12/3/12(a)(b)	1,814,600
		Total Mexico	10,900,507
		Russia — 15.8%
		Evraz Group SA, Notes:
650,000		8.875% due 4/24/13(a)	393,250
100,000		8.875% due 4/24/13(a)	60,538
270,000		9.500% due 4/24/18(a)	139,050
		LUKOIL International Finance BV:
316,000		6.356% due 6/7/17(a)	232,260
150,000		6.656% due 6/7/22(a)	104,250
2,120,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	1,934,500
		RSHB Capital, Loan Participation Notes:
1,460,000		Secured Notes, 7.125% due 1/14/14(a)	1,027,898
260,000		Senior Secured Notes, 7.175% due 5/16/13(a)	199,433
		TNK-BP Finance SA, Senior Notes:
280,000		7.500% due 3/13/13(a)	221,200
910,000		7.500% due 7/18/16(a)	550,550
120,000		7.875% due 3/13/18(a)	69,000
140,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	82,600
270,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	182,250
1,600,000		VTB Capital SA, Medium-Term Notes, 2.870% due 11/2/09(a)(b)	1,546,168
		Total Russia	6,742,947
		Thailand — 1.1%
		True Move Co., Ltd.:
570,000		10.750% due 12/16/13(a)	226,083
660,000		Notes, 10.750% due 12/16/13(a)	260,700
		Total Thailand	486,783
		United Kingdom — 5.6%
11,018,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(a)	164,033
33,691,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(c)	717,174

See Notes to Financial Statements.

8	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		United Kingdom — 5.6% continued
		Vedanta Resources PLC, Senior Notes:
1,000,000		6.625% due 2/22/10(a)	$935,000
830,000		8.750% due 1/15/14(a)	585,150
		Total United Kingdom	2,401,357
		TOTAL CORPORATE BONDS & NOTES (Cost — $30,194,795)	24,934,914
COLLATERALIZED SENIOR LOANS — 0.2%
		United States — 0.2%
		Ashmore Energy International:
17,403		Synthetic Revolving Credit Facility, 4.730% due 3/30/14(b)	10,703
124,084		Term Loan, 4.459% due 3/30/14(b)	76,312
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $141,228)	87,015
SOVEREIGN BONDS — 35.3%
		Argentina — 1.6%
		Republic of Argentina:
1,174,000		Bonds, 7.000% due 9/12/13	388,887
1,027,243		Discount Notes, 8.280% due 12/31/33(c)	303,037
		Total Argentina	691,924
		Brazil — 8.7%
9,232,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	3,742,917
		Colombia — 7.1%
		Republic of Colombia:
1,500,000		5.421% due 3/17/13(a)(b)	1,417,500
1,870,000		3.038% due 11/16/15(b)	1,629,705
		Total Colombia	3,047,205
		Gabon — 0.5%
297,000		Gabonese Republic, 8.200% due 12/12/17(a)	194,535
		Indonesia — 1.6%
		Republic of Indonesia:
1,572,000,000	IDR	10.250% due 7/15/22	98,349
3,261,000,000	IDR	11.000% due 9/15/25	208,432
3,057,000,000	IDR	10.250% due 7/15/27	180,738
3,610,000,000	IDR	9.750% due 5/15/37	195,941
		Total Indonesia	683,460
		Russia — 4.9%
		Russian Federation:
148,350		8.250% due 3/31/10(a)	152,023
2,195,200		7.500% due 3/31/30(a)	1,957,877
		Total Russia	2,109,900

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	9

Schedule of investments continued

February 28, 2009

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Turkey — 3.7%
2,073,000	Republic of Turkey, Notes, 6.875% due 3/17/36	$1,559,933
	Venezuela — 7.2%
	Bolivarian Republic of Venezuela:
270,000	5.750% due 2/26/16(a)	129,600
4,300,000	Collective Action Securities, 2.123% due 4/20/11(a)(b)(c)	2,956,250
	Total Venezuela	3,085,850
	TOTAL SOVEREIGN BONDS (Cost — $20,508,414)	15,115,724
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $50,844,437)	40,137,653
SHORT-TERM INVESTMENTS — 6.2%
	U.S. Government Agency — 0.1%
59,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 5/18/09(d)(e)(f) (Cost — $58,949)	58,969
	Repurchase Agreement — 6.1%
2,612,000	Morgan Stanley tri-party repurchase agreement dated 2/27/09, 0.220% due 3/2/09; Proceeds at maturity — $2,612,048; (Fully collateralized by U.S. government agency obligation, 5.000% due 6/11/09; Market value — $2,696,568) (Cost — $2,612,000)	2,612,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,670,949)	2,670,969
	TOTAL INVESTMENTS — 100.0% (Cost — $53,515,386#)	$42,808,622

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(e)	Rate shown represents yield-to-maturity.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $53,819,809.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	RUB	— Russian Ruble

See Notes to Financial Statements.

10	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Statement of assets and liabilities

February 28, 2009

ASSETS:
Investments, at value (Cost — $53,515,386)	$42,808,622
Foreign currency, at value (Cost — $348,793)	287,938
Cash	393
Interest receivable	795,826
Receivable for open swap contracts	89,252
Receivable for securities sold	76,613
Receivable from broker — variation margin on open futures contracts	819
Prepaid expenses	974
Total Assets	44,060,437
LIABILITIES:
Unrealized depreciation on swaps	1,530,859
Distributions payable	215,557
Payable for open swap contracts	185,526
Payable for securities purchased	76,945
Investment management fee payable	34,256
Interest payable	5,547
Directors’ fees payable	31
Accrued expenses	125,351
Total Liabilities	2,174,072
TOTAL NET ASSETS	$41,886,365
NET ASSETS:
Par value ($0.001 par value; 4,311,135 shares issued and outstanding; 100,000,000 shares authorized)	$4,311
Paid-in capital in excess of par value	57,227,526
Overdistributed net investment income	(328,245)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,720,137)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(12,297,090)
TOTAL NET ASSETS	$41,886,365
Shares Outstanding	4,311,135
Net Asset Value	$9.72

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	11

Statement of operations

For the Year Ended February 28, 2009

INVESTMENT INCOME:
Interest	$ 3,673,189
Less: Foreign taxes withheld	(25,362)
Total Investment Income	3,647,827
EXPENSES:
Investment management fee (Note 2)	515,589
Shareholder reports	91,291
Audit and tax	58,593
Legal fees	35,593
Commitment fees (Note 4)	30,828
Custody fees	28,692
Transfer agent fees	24,017
Stock exchange listing fees	22,943
Directors’ fees	14,197
Restructuring and reorganization fees	6,940
Insurance	2,580
Miscellaneous expenses	10,071
Total Expenses	841,334
Less: Fees paid indirectly (Note 1)	(134)
Net Expenses	841,200
NET INVESTMENT INCOME	2,806,627
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,213,930)
Futures contracts	55,726
Swap contracts	(1,088,251)
Foreign currency transactions	(268,499)
Net Realized Loss	(2,514,954)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(10,397,272)
Futures contracts	379,271
Swap contracts	563,914
Foreign currencies	(73,133)
Change in Net Unrealized Appreciation/Depreciation	(9,527,220)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(12,042,174)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (9,235,547)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 28, 2009 AND THE YEAR ENDED FEBRUARY 29, 2008	2009	2008
OPERATIONS:
Net investment income	$ 2,806,627	$ 3,288,750
Net realized loss	(2,514,954)	(139,952)
Change in net unrealized appreciation/depreciation	(9,527,220)	(4,863,055)
Decrease in Net Assets From Operations	(9,235,547)	(1,714,257)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,515,188)	(3,464,347)
Net realized gains	(168,552)	(1,194,915)
Decrease in Net Assets From Distributions to Shareholders	(3,683,740)	(4,659,262)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (5,840 and 1,586 shares reissued, respectively)	82,206	21,696
Increase in Net Assets From Fund Share Transactions	82,206	21,696
DECREASE IN NET ASSETS	(12,837,081)	(6,351,823)
NET ASSETS:
Beginning of year	54,723,446	61,075,269
End of year*	$ 41,886,365	$54,723,446
* Includes (overdistributed) and undistributed net investment income, respectively of:	$(328,245)	$1,122,291

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	13

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28,

UNLESS OTHERWISE NOTED:

	2009	2008[1]	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.71	$14.19	$15.24	$14.18	$13.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.65	0.76	0.82	0.86	0.88
Net realized and unrealized gain (loss)	(2.78)	(1.16)	(0.00)[2]	0.96	0.90
Total income (loss) from operations	(2.13)	(0.40)	0.82	1.82	1.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.82)	(0.80)	(0.63)	(0.70)	(0.73)
Net realized gains	(0.04)	(0.28)	(1.24)	(0.06)	(0.15)
Total distributions	(0.86)	(1.08)	(1.87)	(0.76)	(0.88)
NET ASSET VALUE, END OF YEAR	$9.72	$12.71	$14.19	$15.24	$14.18
MARKET PRICE, END OF YEAR	$7.29	$11.74	$13.62	$13.85	$14.02
Total return, based on NAV[3,4]	(17.52)%	(3.09)%	5.69%	13.31%	14.02%
Total return, based on Market Price[4]	(33.13)%	(6.06)%	12.61%	4.77%	9.50%
NET ASSETS, END OF YEAR (000s)	$41,886	$54,723	$61,075	$65,579	$61,025
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.71%[5]	1.43%	2.52%	3.05%	2.40%
Gross expenses, excluding interest expense	1.71	1.43	1.68	1.57	1.67
Net expenses	1.71 [5,6]	1.43 [7]	2.52	3.05 [7]	2.40
Net expenses, excluding interest expense	1.71 [6]	1.43 [7]	1.68	1.57 [7]	1.67
Net investment income	5.72	5.56	5.28	5.98	6.57
PORTFOLIO TURNOVER RATE	57%	46%	95%	89%	136%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	— [8]	— [8]	— [8]	$15,000	$15,000
Weighted Average Loan (000s)	— [8]	— [8]	$14,433 [8]	$15,000	$15,000
Weighted Average Interest Rate on Loans	— [8]	— [8]	5.15%[8]	4.85%	2.83%

[1]	For the year ended February 29, 2008.
[2]	Amount represents less than $0.01 per share.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.70%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[7]	Reflects fee waivers and/or expense reimbursements.
[8]	At February 28, 2009, February 29, 2008 and February 28, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

14	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	15

Notes to financial statements continued

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$42,808,622	—	$34,438,103	$8,370,519
Other financial instruments*	(1,511,254)	$19,605	(1,530,859)	—
Total	$41,297,368	$19,605	$32,907,244	$8,370,519

*            Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of February 29, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$(19,324)[1]
Net purchases (sales)	—
Transfers in and/or out of Level 3	8,389,843
Balance as of February 28, 2009	$8,370,519
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(1,787,292)[1]

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to

16	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	17

Notes to financial statements continued

CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is

18	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund

20	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$6,939	—	$(6,939)
(b)	(748,914)	$748,914	—

(a)	Reclassifications are primarily due to nondeductible reorganization expenses.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

3. Investments

During the year ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$25,630,002
Sales	25,793,091

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 204,608
Gross unrealized depreciation	(11,215,795)
Net unrealized depreciation	$(11,011,187)

At February 28, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contract to Sell:
U.S. Treasury, 10-Year Notes	15	6/09	$1,820,074	$1,800,469	$19,605

At February 28, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED DEPRECIATION
Interest Rate Swaps:
JPMorgan Chase				6-Month
Securities Inc.	$7,580,000	12/29/10	6.130%	LIBOR	$ (617,375)
JPMorgan Chase				3-Month
Securities Inc.	5,000,000	8/22/12	5.063%	LIBOR	(474,529)
JPMorgan Chase				6-Month
Securities Inc.	4,120,000	3/3/15	4.805%	LIBOR	(438,955)
Net unrealized depreciation on open swap contracts					$(1,530,859)

‡  Percentage shown is an annual percentage rate.

4. Loan

At February 28, 2009, the Fund had a $7,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 14, 2008, among the Fund, CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused.

22	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 28, 2009, the Fund incurred a commitment fee in the amount of $30,828. The Fund did not have any borrowings outstanding during the year ended February 28, 2009.

5. Distributions subsequent to February 28, 2009

On February 9, 2009, the Fund’s Board declared three distributions, each in the amount of $0.0500 per share, payable on March 27, 2009, April 24, 2009 and May 29, 2009 to shareholders of record on March 20, 2009, April 17, 2009 and May 22, 2009, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$3,515,188	$4,098,283
Net long-term capital gains	168,552	560,979
Total taxable distributions	$3,683,740	$4,659,262

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$ (1,752,928)
Other book/tax temporary differences(a)	(991,031)
Unrealized appreciation/(depreciation)(b)	(12,601,513)
Total accumulated earnings / (losses) — net	$(15,345,472)

*    As of February 28, 2009, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2017	$(1,752,928)

This amount will be available to offset any future taxable capital gains.

(a)   Other book/tax temporary differences are attributable primarily to the deferral of post-October currency and capital losses for tax purposes, the difference between cash and accrual basis distributions paid, the realization of unrealized gains on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities,

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

8. Special shareholder notices

On February 10, 2009, the Fund announced that it would proceed with its plan to solicit the approval of Fund stockholders to merge the Fund with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD”) under a proposed plan of reorganization previously approved by the Boards of Directors of both Funds as announced on February 15, 2008. A meeting of stockholders of the Fund will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 25, 2009 at 3:30 p.m. Eastern Standard Time for purposes of considering and voting upon the merger and other matters.

At the time of the Boards’ initial approval of the proposed merger, both Funds’ common shares traded at approximately the same level of discount to net asset value (“NAV”) per share. Subsequent to that approval but prior to the Fund’s ability to solicit stockholder approval, the Fund’s market price rose to a premium to its NAV per share that was sustained over a period of several months, while the common shares of ESD continued to trade at a discount to NAV. This was significant because, pursuant to the terms of the proposed merger, each common share of the Fund would convert into an equivalent dollar amount (to the nearest $0.001) of common shares of ESD, based on the NAV per share of each Fund calculated at 4:00 p.m. on the business day preceding the closing date of the merger. Stockholders of the Fund would have received an equivalent dollar amount of their shares’ NAV in a merger with ESD. However, since the Fund’s common shares were trading at a significant premium to NAV and common shares of ESD were trading at a discount to NAV, seeking a merger under those conditions would not have been advantageous to stockholders of the Fund.

Accordingly, the Boards of Directors approved a recommendation by the Funds’ investment manager and subadviser, LMPFA and Western Asset, respectively, to delay the solicitation of stockholders of the Fund to seek their approval of the merger until such time as shares of the Funds were trading at a similar premium or discount to their NAV per share. This decision was announced by press release on May 27, 2008.

The Boards of Directors, LMPFA and Western Asset have continued to monitor the market prices of the Funds’ shares and, since December 2008, the discounts of the two Funds have become realigned. As of February 28, 2009, the Fund’s discount to NAV was 25.00% and ESD’s discount to NAV was approximately 25.31%. Based on a recommendation by LMPFA and Western Asset, the Boards of Directors of the Funds approved the plan to proceed with the solicitation of stockholders of the Fund to seek approval to merge the Fund with and into ESD. The stockholders of ESD are not required to approve the merger because of the

24	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

comparative sizes of the two Funds. The merger is anticipated to occur as soon as practicable after obtaining stockholder approval.

In recommending the merger to each Board, LMPFA and Western Asset, respectively, cited the changing nature of emerging market debt issuance which has made it increasingly difficult to secure the floating-rate emerging market debt securities in which the Fund invests. The Board and management continue to believe that since ESD invests in a much broader range of emerging market debt securities, a merger would benefit the Fund’s stockholders by allowing them to continue to have exposure to emerging markets through a fund with more viable investment strategies. In addition, the Fund’s Board continues to believe that combining the two Funds could benefit the Fund’s stockholders by providing a lower operating expense ratio, enhanced market liquidity due to the increased number of shares outstanding of the combined fund and the potential for economies of scale. Stockholders of ESD may also benefit from an increase in assets and potential economies of scale.

In connection with the proposal to merge the Funds, the Fund has filed a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement/prospectus carefully, as it contains important information.

Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report	25

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Floating Rate Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Floating Rate Fund Inc. as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2005 were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Floating Rate Fund Inc. as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2009

26	Western Asset Emerging Markets Floating Rate Fund Inc. 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Floating Rate Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western Asset and their corporate parent, Legg Mason, Inc. (“Legg Mason”), to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (together with the Fund, the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

Western Asset Emerging Markets Floating Rate Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged emerging markets debt funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of four funds. The Board noted that it had received and discussed with the Manager and Subadviser information

28	Western Asset Emerging Markets Floating Rate Fund Inc.

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2008 was ranked fourth among the four funds in the Performance Universe and was below (worse than) the Performance Universe median. Among other things, the Manager in addressing the Fund’s relative performance noted that the Subadviser assumed responsibility for management of the Fund’s portfolio in December 2005 and that the Fund is required to maintain a 1-year duration while the other funds in the Performance Universe do not have a floating rate mandate and tend to have much longer durations. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a decision against continuation of the Management and Sub-advisory Agreements for an additional period not to exceed one year.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and three other closed-end nonleveraged emerging markets debt funds, as classified by Lipper. The four funds in the Expense Universe had average net common share assets ranging from the Fund’s $59.2 million to $713.7 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee was ranked second among the funds in the Expense Universe on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and were below

Western Asset Emerging Markets Floating Rate Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

(better than) the Expense Universe median. The Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were above (worse than) the Expense Universe median. The Manager noted that the small number of funds in the Expense Universe, which included a fund significantly larger than the Fund, made meaningful comparisons difficult. The Board further noted that the Fund was the smallest fund in the Expense Universe.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 10 percent over the period covered by the analysis. Under the Fund’s circumstances, the Board did not consider profitability to be excessive.

30	Western Asset Emerging Markets Floating Rate Fund Inc.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Emerging Markets Floating Rate Fund Inc.	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC, (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	None

32	Western Asset Emerging Markets Floating Rate Fund Inc.

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1994

Principal occupation(s) during past 5 years

President, Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council of Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors, LLC (“Blackstone Advisors”); India Fund, Inc. and Asia Tigers Fund, Inc.

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	Director of Associated Banc-Corp.

Western Asset Emerging Markets Floating Rate Fund Inc.	33

Additional Information (unaudited) continued

Information about Directors and Officers

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (1993)

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1994

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by Director	23

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

34	Western Asset Emerging Markets Floating Rate Fund Inc.

INTERESTED DIRECTOR
R. JAY GERKEN, CFA(2) Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex overseen by Director	148

Other board member ships held by Director	None

OFFICERS
KAPREL OZSOLAK
Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); formerly, Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

Western Asset Emerging Markets Floating Rate Fund Inc.	35

Additional Information (unaudited) continued

Information about Directors and Officers

ROBERT I. FRENKEL
Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA
Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK
Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

36	Western Asset Emerging Markets Floating Rate Fund Inc.

ALBERT LASKAJ
Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1     The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2     Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Floating Rate Fund Inc.	37

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Western Asset Emerging Markets Floating Rate Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on December 30, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Riordan Roett	3,633,942	116,614
Jeswald W. Salacuse	3,654,639	95,917

At February 29, 2008, in addition to Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson

Western Asset Emerging Markets Floating Rate Fund Inc.	39

Dividend reinvestment plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“Fund”), formerly known as Salomon Brothers Emerging Markets Floating Rate Fund Inc. on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in

40	Western Asset Emerging Markets Floating Rate Fund Inc.

newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Western Asset Emerging Markets Floating Rate Fund Inc.	41

Dividend reinvestment plan (unaudited) continued

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share distributions or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distributions paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distributions. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other

42	Western Asset Emerging Markets Floating Rate Fund Inc.

regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Floating Rate Fund Inc.	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2009:

Record date:	3/20/2008	4/18/2008	5/23/2008	6/20/2008
Payable date:	3/28/2008	4/25/2008	5/30/2008	6/27/2008
Long-term capital gain dividend	$0.010800	$0.010800	$0.010800	$0.006800

Please retain this information for your records.

44	Western Asset Emerging Markets Floating Rate Fund Inc.

Western Asset Emerging Markets Floating Rate Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer &Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange symbol
EFL
Albert Laskaj
Controller

Western Asset Emerging Markets Floating Rate Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Emerging Markets Floating Rate Fund Inc.

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04032 4/09 SR09-796

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2008 and February 28, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,000 in 2008 and $56,350 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were 0 in 2008 and 1,315 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the for Western Asset Emerging Markets Floating Rate Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Floating Rate Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $5,550 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Floating Rate Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Floating Rate Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee August implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Floating Rate Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Floating Rate Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Floating Rate Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Emerging Markets Floating Rate Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Floating Rate Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2009.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	117 registered investment companies with $184.0 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management*	941 Other accounts with $195.2ion in total assets under management**

Stephen A. Walsh ‡	117 registered investment companies with $184.0 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management*	941 Other accounts with $195.2 billion in total assets under management**

Keith J. Gardner ‡	5 registered investment companies with $0.8 billion in total assets under management	7 Other pooled investment vehicles with $0.7 billion in assets under management***	0 Other accounts with $0 billion in total assets under management
Matthew Duda ‡	0 registered investment	1 Other pooled investment	10 Other accounts with $0.3 billion

	Companies with $0 billion in total assets Under management	vehicles with $2.3 million in assets under management	in total assets under management

Michael C. Buchanan ‡	17 registered investment Companies with $6.7 billion in total assets Under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	18 Other accounts with $1.6 billion in total assets under management

*	Includes 8 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 96 accounts managed, totaling $21.6 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $8.4 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of February 28, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Matthew Duda	A
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Floating Rate Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 1, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 1, 2009